Exhibit 24

                              OMNICOM GROUP INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY

      The undersigned officer and/or director of Omnicom Group Inc., a New York corporation (the "Registrant"), does hereby make, constitute and appoint each of John D. Wren and Michael J. O'Brien, with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the "Form S-8 Registration Statement") with respect to the registration under the Securities Act, of shares of Common Stock of the Registrant issuable in connection with the Registrant's Omnicom Group Inc. Director Equity Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 24th day of May, 2004.

Signature                        Title
---------                        -----

   /s/ John D. Wren
----------------------------     President, Chief Executive Officer and Director
       John D. Wren

/s/ Randall J. Weisenburger
----------------------------     Executive Vice President and Chief Financial
    Randall J. Weisenburger      Officer

/s/ Philip J. Angelastro
----------------------------     Senior Vice President of Finance and Controller
    Philip J. Angelastro

/s/ Robert Charles Clark
----------------------------     Director
    Robert Charles Clark

/s/ Leonard S. Coleman, Jr.
----------------------------     Director
    Leonard S. Coleman, Jr.

  /s/ Errol M. Cook
----------------------------     Director
      Errol M. Cook

  /s/ Bruce Crawford
----------------------------     Director
      Bruce Crawford

 /s/ Susan S. Denison
----------------------------     Director
     Susan S. Denison

/s/ Michael A. Henning
----------------------------     Director
    Michael A. Henning

  /s/ John R. Murphy
----------------------------     Director
      John R. Murphy

  /s/ John R. Purcell
----------------------------     Director
      John R. Purcell

/s/ Linda Johnson Rice
----------------------------     Director
    Linda Johnson Rice

  /s/ Gary L. Roubos
----------------------------     Director
      Gary L. Roubos


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